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                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                              OWENS & MINOR TRUST I



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                            Dated as of May 13, 1998

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                                TABLE OF CONTENTS
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                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.01.  Definitions.............................................................................2

                                    ARTICLE 2

                               TRUST INDENTURE ACT

SECTION 2.01.  Trust Indenture Act; Application........................................................9
SECTION 2.02.  Lists of Holders of Preferred Securities................................................9
SECTION 2.03.  Reports by the Property Trustee.........................................................9
SECTION 2.04.  Periodic Reports to Property Trustee....................................................9
SECTION 2.05.  Evidence of Compliance with Conditions Precedent.......................................10
SECTION 2.06.  Events of Default; Waiver..............................................................10
SECTION 2.07.  Disclosure of Information..............................................................12

                                    ARTICLE 3

                                  ORGANIZATION

SECTION 3.01.  Name...................................................................................12
SECTION 3.02.  Office.................................................................................12
SECTION 3.03.  Issuance of the Trust Securities.......................................................12
SECTION 3.04.  Purchase of Debentures.................................................................13
SECTION 3.05.  Purpose................................................................................13
SECTION 3.06.  Authority..............................................................................14
SECTION 3.07.  Title to Property of the Trust.........................................................14
SECTION 3.08.  Powers and Duties of the Regular Trustees..............................................14
SECTION 3.09.  Prohibition of Actions by Trust and Trustees...........................................17
SECTION 3.10.  Powers and Duties of the Property Trustee..............................................18
SECTION 3.11.  Delaware Trustee.......................................................................21
SECTION 3.12.  Certain Rights and Duties of the Property Trustee......................................21
SECTION 3.13.  Filing of Amendments to Certificate of Trust...........................................23
SECTION 3.14.  Execution of Documents by Regular Trustees.............................................23
SECTION 3.15.  Trustees Not Responsible for Recitals or Issuance of Securities........................23
SECTION 3.16.  Duration of Trust......................................................................24

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                                    ARTICLE 4

                                     SPONSOR

SECTION 4.01.  Purchase of Common Securities by Sponsor...............................................24
SECTION 4.02.  Expenses...............................................................................24
SECTION 4.03.  Other Actions..........................................................................24

                                    ARTICLE 5

                                    TRUSTEES

SECTION 5.01.  Number of Trustees; Qualifications.....................................................25
SECTION 5.02.  Appointment, Removal and Resignation of Trustees.......................................27
SECTION 5.03.  Vacancies among Trustees...............................................................29
SECTION 5.04.  Effect of Vacancies....................................................................29
SECTION 5.05.  Meetings...............................................................................29
SECTION 5.06.  Delegation of Power....................................................................30

                                    ARTICLE 6

                                  DISTRIBUTIONS

SECTION 6.01.  Distributions..........................................................................30

                                    ARTICLE 7

                             ISSUANCE OF SECURITIES

SECTION 7.01.  General Provisions Regarding Securities................................................30
SECTION 7.02.  Conversion Agent.......................................................................32

                                    ARTICLE 8

                              TERMINATION OF TRUST

SECTION 8.01.  Termination of Trust...................................................................32

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                                    ARTICLE 9

                              TRANSFER OF INTERESTS

SECTION 9.01.  Transfer of Securities.................................................................33
SECTION 9.02.  Transfer of Certificates...............................................................35
SECTION 9.03.  Deemed Security Holders................................................................36
SECTION 9.04.  Book-Entry Interests...................................................................36
SECTION 9.05.  Notices to Holders of Certificates.....................................................39
SECTION 9.06.  Appointment of Successor Clearing Agency...............................................39
SECTION 9.07.  Definitive Preferred Securities Certificates...........................................39
SECTION 9.08.  Mutilated, Destroyed, Lost or Stolen Certificates......................................40

                                   ARTICLE 10

                    LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 10.01.  Exculpation...........................................................................40
SECTION 10.02.  Indemnification.......................................................................41
SECTION 10.03.  Outside Business......................................................................41

                                   ARTICLE 11

                                   ACCOUNTING

SECTION 11.01.  Fiscal Year...........................................................................42
SECTION 11.02.  Certain Accounting Matters............................................................42
SECTION 11.03.  Banking...............................................................................42
SECTION 11.04.  Withholding...........................................................................43

                                   ARTICLE 12

                             AMENDMENTS AND MEETINGS

SECTION 12.01.  Amendments............................................................................43
SECTION 12.02.  Meetings of the Holders of Securities; Action by Written Consent......................44

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                                   ARTICLE 13

                           REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.01.  Representations and Warranties of Property Trustee....................................45

                                   ARTICLE 14

                                  MISCELLANEOUS

SECTION 14.01.  Notices...............................................................................46
SECTION 14.02.  Undertaking for Costs.................................................................48
SECTION 14.03.  Governing Law.........................................................................48
SECTION 14.04.  Headings..............................................................................48
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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              OWENS & MINOR TRUST I

                                  May 13, 1998


                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of May 13, 1998 by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Owens & Minor, Inc., a Virginia corporation, as trust sponsor ("O&M" or the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

                  WHEREAS, the Sponsor and certain of the Trustees entered into a Declaration of Trust dated as of April 29, 1998 (the "Original Declaration") in order to establish a statutory business trust (the "Trust") under the Business Trust Act (as hereinafter defined);

                  WHEREAS, the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on April 29, 1998;

                  WHEREAS, the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Sections 3.03, 3.04 and 3.05 hereof, (i) issuing and selling Preferred Securities (as defined herein) representing preferred undivided beneficial interests in the assets of the Trust for cash and acquiring with the proceeds thereof Debentures (as hereinafter defined) of O&M issued under the Indenture (as hereinafter defined) to be held as assets of the Trust and (ii) issuing and selling Common Securities (as defined herein) representing common undivided beneficial interests in the assets of the Trust to O&M in exchange for cash and acquiring with the proceeds thereof additional Debentures issued under the Indenture to be held as assets of the Trust;

                  NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses (i) and (ii) of the previous paragraph purchased by the Trust will be held for the benefit of the Holders (as defined herein) from time to time of the Certificates (as defined herein) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE 1

                                   DEFINITIONS


                  SECTION 1.01.  Definitions.

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.01;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Book-Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.04.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of New York, in the State of New York are authorized or required by applicable law to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as it may be amended from time to time.

                  "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

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                  "Certificate of Trust" has the meaning set forth in the second
Whereas clause above.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Preferred Securities.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the Closing Date as specified in the Purchase Agreement, which date is also the date of execution and delivery of this Declaration.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section ((Sec.)) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Security" has the meaning specified in Section
7.01(b).

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

                  "Common Stock" means the common stock of O&M, par value $2.00 per share.

                  "Conversion Agent" has the meaning specified in Section 7.02.

                  "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, employee, representative or agent of O&M or its Affiliates and (iii) the Holders from time to time of the Securities.

                  "Debenture Trustee" means The First National Bank of Chicago, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

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                  "Debentures" means the series of Junior Subordinated
Convertible Debentures issued by O&M under the Indenture to the Property Trustee and entitled the "5.375% Junior Subordinated Debentures due 2013."

                  "Debenture Purchase Agreement" means the Debenture Purchase Agreement dated as of May 13, 1998 between the Trust and O&M pursuant to which the Trust purchased the Debentures.

                  "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.04.

                  "Delaware Trustee" has the meaning set forth in Section 5.01(a)(iii).

                  "Depositary Agreement" means the agreement among the Trust, the Property Trustee and DTC dated as of the Closing Date, as the same may be amended or supplemented from time to time.

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "Event of Default" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

                  "Fiscal Year" has the meaning specified in Section
11.01.

                  "Global Certificate" has the meaning set forth in
Section 9.04.

                  "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any Conversion Agent, any Paying Agent, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, Conversion Agent or Paying Agent, or any employees or agents of the Trust or its Affiliates.

                  "Indenture" means the Junior Subordinated Indenture dated as of May 13, 1998 between O&M and the Debenture Trustee as supplemented by the First Supplemental Indenture thereto dated as of May 13, 1998, pursuant to which the Debentures are to be issued.

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                  "Indenture Event of Default" means an event or condition
defined as an "Event of Default" with respect to the Debentures under Section 6.01(a) of the Indenture has occurred and is continuing.

                  "Initial Purchasers" means the initial purchasers as defined in the Purchase Agreement.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

                  "Institutional Accredited Investor" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) under the Securities Act.

                  "Legal Action" has the meaning specified in Section 3.08(g).

                  "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

                  "Majority in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 6 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class.

                  "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

                  "144A Global Securities" has the meaning specified in Section 9.04(b).

                  "Option Closing Date" means the Option Closing Date as specified in the Purchase Agreement.

                  "Original Declaration" has the meaning set forth in the first WHEREAS clause above.

                  "Paying Agent" has the meaning specified in Section 3.10(i).

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                  "Permanent Regulation S Global Security" has the meaning set forth in Section 9.04(b).

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. (or any successor thereto).

                  "Preferred Guarantee" means the Guarantee Agreement dated as of May 13, 1998 of O&M in respect of the Preferred Securities.

                  "Preferred Security" has the meaning specified in Section 7.01(b).

                  "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex I to Exhibit B.

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.01(c) and having the duties set forth for the Property Trustee herein.

                  "Purchase Agreement" means the Purchase Agreement dated as of May 13, 1998 among the Trust, the Sponsor, J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  "Property Account" has the meaning specified in Section 3.10(c)(i).

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of May 13, 1998 among the Sponsor, the Trust, J.P. Morgan Securities Inc., Donaldson, Lufkin & Jennrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Security" has the meaning specified in
Section 9.04(b).

                  "Regulation S Securities Exchange Date" has the meaning set forth in Section 9.04(b).

                  "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "Related Party" means any direct or indirect wholly-owned subsidiary of O&M or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of O&M.

                  "Resignation Request" has the meaning specified in Section 5.02(d).

                  "Responsible Officer" means, with respect to the Property Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Restricted Security" has the meaning specified in Section 9.01(d).

                  "Rule 144" means Rule 144 as promulgated under the Securities Act.

                  "Rule 144A" means Rule 144A as promulgated under the Securities Act.

                  "Rule 144(k)" means Rule 144(k) as promulgated under the Securities Act.

                  "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

                  "Special Event" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

                  "Sponsor" or "O&M" means Owens & Minor, Inc., a Virginia corporation, or any successor entity in a merger, in its capacity as sponsor of the Trust.

                  "Subscription Agreement" means the Subscription Agreement dated as of May 13, 1998 between the Trust and O&M pursuant to which O&M purchased the Common Securities.

                  "Successor Delaware Trustee" has the meaning specified in
Section 5.02(b)(ii).

                  "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.01(c).

                  "Temporary Regulation S Global Security" has the meaning set forth in Section 9.04(b).

                  "10% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 6 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all outstanding Securities of such class.

                  "Transfer Restriction Termination Date" means the first date on which the Securities and any Common Stock issued or issuable upon the conversion or exchange thereof (other than (i) Securities acquired by the Trust or any Affiliate thereof and (ii) Common Stock issued upon the conversion or exchange of any Security described in clause (i) above) may be sold pursuant to Rule 144(k).

                  "Treasury Regulations" means the income tax regulations including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.




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

                                    ARTICLE 2

                               TRUST INDENTURE ACT


                  SECTION 2.01. Trust Indenture Act; Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

                  (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control;

                  (c) the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and

                  (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  SECTION 2.02. Lists of Holders of Preferred Securities. (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with such information as is required under ss. 312(a) of the Trust Indenture Act at the times and in the manner provided in ss. 312(a); and

                  (b) the Property Trustee shall comply with its obligations under ss.ss. 310(b), 311 and 312(b) of the Trust Indenture Act.

                  SECTION 2.03. Reports by the Property Trustee. Within 60 days after May 15 of each year, commencing May 1999, the Property Trustee shall provide to the Holders of the Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

                  SECTION 2.04. Periodic Reports to Property Trustee. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information as required by ss. 314(a)(l)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by ss. 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by ss. 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to ss. 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year).



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                  SECTION 2.05. Evidence of Compliance with Conditions
Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to ss. 314(c) shall comply with ss. 314(e) of the Trust Indenture Act.

                  SECTION 2.06. Events of Default; Waiver. (a) Subject to
Section 2.06(c), Holders of Preferred Securities may, by vote of at least a Majority in liquidation amount of the Preferred Securities (A) in accordance with the terms of the Preferred Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee, or (B) on behalf of the Holders of all Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences; provided that if the Event of Default arises out of an Indenture Event of Default:

                  (i) which is not waivable under the Indenture, the Event of Default under this Declaration shall also be not waivable; or

                  (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures, or (2) each holder of Debentures, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities or, in the case of clause (2) above, each Holder of Preferred Securities.

                  Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon.

                  (b) Subject to Section 2.06(c), Holders of Common
Securities may by vote of at least a Majority in liquidation amount of the Common Securities, (A) in accordance with the terms of the Common Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred upon the Property Trustee or (B) on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default arises out of an Indenture Event of Default:

                   (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below, the Event of Default under this Declaration shall also not be waivable; or

                  (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, except where the holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities or, in the case of clause (2) above, each holder of Common Securities; and

provided, further, that each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in this Declaration or otherwise eliminated and until all Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of this Declaration or the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) The right of any Holder of Securities to receive payment of Distributions on the Securities in accordance with this Declaration and the terms of the Securities set forth in Exhibits B and C on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of such Holder.

                  (d) As provided in the terms of the Securities set forth in Exhibits B and C hereto, a waiver of an Indenture Event of Default by the Property Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration in respect of the Securities.

                  SECTION 2.07. Disclosure of Information. The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with ss. 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to ss. 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under ss. 312(b) of the Trust Indenture Act.


                                    ARTICLE 3

                                  ORGANIZATION


                  SECTION 3.01. Name. The Trust continued by this Declaration is named "Owens & Minor Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

                  SECTION 3.02. Office. The address of the principal office of the Trust is c/o Owens & Minor, Inc., 4800 Cox Road, Glen Allen, Virginia 23060. Upon ten days' written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office.

                  SECTION 3.03. Issuance of the Trust Securities. On May 8, 1998 the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Purchase Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall execute and deliver to (i) the Initial Purchasers named in the Purchase Agreement, the Registration Rights Agreement, (ii) the Initial Purchasers named in the Purchase Agreement, Global Certificates registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04, and, as the case may be, Definitive Preferred Security Certificates, in an aggregate amount of 2,400,000 Preferred Securities having an aggregate liquidation amount of $120,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $120,000,000, and (iii) the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 74,227 Common Securities having an aggregate liquidation amount of $3,711,350, against receipt of the aggregate purchase price of such Common Securities of $3,711,350. In the event and to the extent the over-allotment option granted by the Trust pursuant to the Purchase Agreement is exercised by such Initial Purchasers, on the Option Closing Date the Regular Trustees, on behalf of the Trust, shall execute and deliver to (i) such Initial Purchasers Global Certificates registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04 and Definitive Preferred Security Certificates, as the case may be, in an aggregate amount of up to 360,000 Preferred Securities having an aggregate liquidation amount of up to $18,000,000 against receipt of the aggregate purchase price of such Preferred Securities of up to $18,000,000, and (ii) the Sponsor, Common Security Certificates, registered in the name of the Sponsor, in an aggregate amount of 11,134 Common Securities having an aggregate liquidation of $556,700, against receipt of the aggregate purchase price of such Common Securities of up to $556,700.

                  SECTION 3.04. Purchase of Debentures. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.03, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Property Trustee, acting in such capacity, and having an aggregate principal amount equal to $123,711,350, and, in satisfaction of the purchase price for such Debentures, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of $123,711,350. In the event the over-allotment option granted by the Trust with respect to the Preferred Securities pursuant to the Purchase Agreement is exercised by the Initial Purchasers named therein, on the Option Closing Date the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Preferred Securities on such date pursuant to Section 3.03, at a purchase price of 100% of the principal amount thereof, additional Debentures, registered in the name of the Property Trustee, acting in such capacity, and having an aggregate principal amount of up to $18,556,700, and, in satisfaction of the purchase price for such Debentures, the Regular Trustees, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor an amount equal to the aggregate principal amount of the Debentures being purchased.

                  SECTION 3.05. Purpose. The exclusive purposes and functions of the Trust are: (a)(i) to issue and sell Preferred Securities for cash and use the proceeds of such sales to acquire from O&M Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so issued and sold; (ii) to enter into such agreements and arrangements as may be necessary in connection with the sale of Preferred Securities to the Initial Purchasers thereof (including the Purchase Agreement) and to take all action, and exercise such discretion, as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and the issuance of the Preferred Securities; and (iii) to issue and sell Common Securities to O&M for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (b) except as otherwise limited herein, to engage in only those other activities necessary, convenient or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

                  SECTION 3.06. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                  SECTION 3.07. Title to Property of the Trust. Except as provided in Section 3.10 with respect to the Debentures and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust.

                  SECTION 3.08. Powers and Duties of the Regular Trustees. The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

                  (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to (x) a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and (y) any subsequent issuance of Preferred Securities and Common Securities on the Option Closing Date pursuant to an exercise of the over-allotment option granted to Initial Purchasers in the Purchase Agreement;

                  (b) in connection with the issuance of the Preferred Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, if necessary, and to execute, deliver and perform on behalf of the Trust the Depositary Agreement;

                  (c) to acquire as trust assets Debentures with the proceeds of the sale of the Preferred Securities and Common Securities; provided, however, that the Regular Trustees shall cause legal title to all of the Debentures to be vested in, and the Debentures to be held of record in the name of, the Property Trustee for the benefit of the Trust and the Holders of the Preferred Securities and the Common Securities;

                  (d) to cause the Trust to enter into the Debenture Purchase Agreement and the Subscription Agreement;

                  (e) to cause the Trust to enter into the Purchase
Agreement and such other agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the Initial Purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

                  (f) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining to take any Ministerial Action in relation to a Special Event;

                  (g) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

                  (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.10(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

                  (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (k) to give the certificate to the Property Trustee required by ss. 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

                  (l) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

                  (m) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

                  (n) to take all actions and perform such duties as may be required of the Regular Trustee pursuant to the Declaration, including, without limitation, the terms of the Securities set forth in Exhibits B and C hereto;

                  (o) to execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (p) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

                  (q) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.08, in order that:

                  (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States federal income tax purposes; and

                 (iii) the Trust will comply with any requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States federal income tax purposes;

provided that such action does not adversely affect the interests of Holders;

                  (r) to take all action necessary to cause all applicable information tax statements and other tax information reports that, upon advice of counsel to the Regular Trustees, are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

                  (s) subject to the requirements of Rule 3a-7 and ss. 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Property Trustee.

                  The Regular Trustees must exercise the powers set forth in this Section 3.08 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

                  Subject to this Section 3.08, the Regular Trustees shall have none of the powers nor any of the authority of the Property Trustee set forth in
Section 3.10.

                  SECTION 3.09. Prohibition of Actions by Trust and Trustees. The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not cause the Trust to:

                  (a) invest any proceeds received by the Trust from holding the Debentures but shall promptly distribute from the Property Account all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (b) acquire, dispose of, or substitute for any Trust assets other than as expressly provided herein;

                  (c) possess Trust property for other than a Trust purpose;

                  (d) make any loans, other than loans represented by the Debentures;

                  (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

                  (g) incur any indebtedness for borrowed money; or

                  (h)(i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under the Declaration or Section 6.06 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all of the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (h) the Property Trustee shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or partnership and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

                  SECTION 3.10. Powers and Duties of the Property Trustee. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article 5. Such vesting and cessation of title shall be effective whether or not transfer documents have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

                  (c) The Property Trustee shall:

                   (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and on the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and, without any further acts of the Property Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities from the Property Account in accordance with Section 6.01. Funds in the Property Account shall be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution whose long-term unsecured indebtedness is rated by a "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least equal to (but in no event less than "A" or the equivalent) the rating assigned to the Preferred Securities by a nationally recognized statistical rating organization;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

                 (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution, pursuant to terms of the Securities, of Debentures to Holders of Securities upon the occurrence of a Special Event; and

                  (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee, subject to Section 2.06(b), shall for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration, the Business Trust Act and the Trust Indenture Act.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration, including without limitation, the Securities set forth in Exhibits B and C hereto.

                  (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration, the Business Trust Act or the Trust Indenture Act; provided, however, that the holders of a Majority in liquidation amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures. If the Property Trustee fails to enforce its rights under the Debentures, a Holder of Preferred Securities, to the extent permitted by law, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, may institute a legal proceeding directly against O&M to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person; provided, further, that, if an Event of Default has occurred and is continuing and such event is attributed to the failure of the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Holder Direct Action") on or after the respective due date specified in the Debentures. In connection with such Holder Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holders of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any remedy available to the Holders of the Debentures.

                  (f) All moneys deposited in the Property Account, and all Debentures held by the Property Trustee for the benefit of the Holders of the Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of the Property Trustee or its agents or their creditors.

                  (g) The Property Trustee shall, within 90 days after the occurrence of a default with respect to the Securities known to the Property Trustee, transmit by mail, first class postage prepaid, to the holders of the Securities, as their names and addresses appear upon the register, notice of all such defaults with respect to the Securities, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.10(g) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. The Property Trustee shall not be deemed to have knowledge of any default, except
(i) a default in the payment of principal, premium or interest on the Debentures or (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

                  (h) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Article 5.

                  (i) The Property Trustee shall act as paying agent in respect of the Common Securities and the Preferred Securities and, subject to
Section 3.08(r), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities. Any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to Section 3.08(r).

                  (j) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from O&M of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

                  (k) Subject to this Section 3.10, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in Section 3.08.

                  (l) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 3.10 and Section 3.12 in a manner which is consistent with the purposes and functions of the Trust set out in
Section 3.05, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

                  SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.01(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees described in this Declaration (except as required under the Business Trust Act). Except as set forth in Section 5.01(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

                  SECTION 3.12. Certain Rights and Duties of the Property Trustee. (a) The Property Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                   (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property
                  Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                 (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (c) Subject to the provisions of Section 3.12(a) and (b):

                   (i) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon a certificate, which shall comply with the provisions of ss. 314(e) of the Trust Indenture Act, signed by any two of the Regular Trustees or by an authorized officer of the Sponsor, as the case may be;

                  (ii) the Property Trustee (A) may consult with counsel (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                 (iii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

                  (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holders, unless such Holders shall have offered to the Property Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause
         (iv) shall relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

                   (v) any action taken by the Property Trustee or its agents hereunder shall bind the Holders of the Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

                  SECTION 3.13. Filing of Amendments to Certificate of Trust. The Certificate of Trust as filed with the Secretary of State of the State of Delaware on April 29, 1998 is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

                  SECTION 3.14. Execution of Documents by Regular Trustees. Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of, or if there are only two, both of, the Regular Trustees are authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

                  SECTION 3.15. Trustees Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

                  SECTION 3.16. Duration of Trust. The Trust, absent termination pursuant to the provisions of Article 8 hereof, shall have existence until April 30, 2018.

                                    ARTICLE 4

                                     SPONSOR


                  SECTION 4.01. Purchase of Common Securities by Sponsor. On the Closing Date the Sponsor will purchase Common Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase to be in an amount equal to 3% of the total capital of the Trust. On the Option Closing Date the Sponsor will purchase Common Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase, together with the amount purchased on the Closing Date, to be in an amount equal to 3% of the total capital of the Trust.

                  SECTION 4.02. Expenses. (a) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities to the Initial Purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article
10), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

                  (b) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, will pay any and all taxes (other than withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                  (c) The Sponsor's obligations under this Section 4.02 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.02 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.02.

                  SECTION 4.03. Other Actions. The Sponsor and the Trustees hereby authorize and direct the Sponsor, as the sponsor of the Trust, (i) to prepare one or more offering memoranda in preliminary and final form relating to the offering and sale of Preferred Securities of the Trust in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and such other forms or filings as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended, or the Trust Indenture Act of l939, as amended, in each case relating to the Preferred Securities of the Trust; (ii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents that shall be necessary or desirable to register or establish the exemption from registration of the Preferred Securities of the Trust under the securities or "Blue Sky" laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable; (iii) to execute and file an application, and all other applications, statements, certificates, agreements and other instruments that shall be necessary or desirable, to the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market and, if and at such time as determined by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities of the Trust; (iv) to execute and deliver letters or documents to, or instruments for filing with, a Depositary relating to the Preferred Securities of the Trust; and (v) to execute, deliver and perform on behalf of the Trust one or more purchase agreements, dealer manager agreements, escrow agreements and other related agreements providing for or relating to the sale of the Preferred Securities of the Trust; provided, however, that the Sponsor may not take any action otherwise permitted by this Section 4.03 if such action would constitute an action prohibited under Section 3.09 hereof.


                                    ARTICLE 5

                                    TRUSTEES


                  SECTION 5.01. Number of Trustees; Qualifications. (a) The number of Trustees initially shall be five (5). At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the Trustees, and (ii) after the issuance of the Securities the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

                   (i) the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which cases the number of Trustees shall be at least four
         (4);

                  (ii) at least a majority of the Trustees shall at all times be officers, directors or employees of O&M;

                 (iii) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application; and

                  (iv) there shall at all times be a Property Trustee hereunder which shall satisfy the requirements of Section 5.01(c).

Each of the Regular Trustees and the Delaware Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

                  (b) The initial Regular Trustees shall be:

                           G. Gilmer Minor, III
                           Ann Greer Rector
                           Richard F. Bozard
                           c/o OWENS & MINOR, INC.
                           4800 Cox Road
                           Glen Allen, Virginia  23060

                  (c) There shall at all times be one Trustee which shall act as Property Trustee. In order to act as Property Trustee hereunder, such Trustee shall:

                   (i) not be an Affiliate of the Sponsor;

                  (ii) be a corporation or national banking association organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation, national banking association or Person permitted by the commission to act as an institutional trustee under the Trustee Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by

         Federal, State, Territorial or District of Columbia authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.01(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                 (iii) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property Trustee shall possess those qualifications.

                  If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.02(d). If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act. The Preferred Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in ss. 310(b) of the Trust Indenture Act.

                  The initial Trustee which shall serve as the Property Trustee is The First National Bank of Chicago, a national banking association, whose address is as set forth in Section 14.01(b).

                  (d) The initial Trustee which shall serve as the Delaware Trustee is First Chicago Delaware Inc., a Delaware corporation, whose address is as set forth in Section 14.01(c).

                  (e) Any action taken by Holders of Common Securities pursuant to this Article 5 shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent as provided in
Section 12.02.

                  (f) No amendment may be made to this Section 5.01 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

                  SECTION 5.02. Appointment, Removal and Resignation of Trustees. (a) Subject to Section 5.02(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of the Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of the Securities by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class.

                  (b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.02(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under
         Section 5.01(c) has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the Property Trustee being removed; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.02(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.1(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

                  (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation.

                  (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                   (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

                           (A) a Successor Property Trustee possessing the
                  qualifications to act as Property Trustee under Section 5.01(c) has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) if the Trust is excluded from the definition of
                  an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (e) If no Successor Property Trustee or Successor
Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.02 within 60 days after delivery to the Sponsor and the Trust of a Resignation Request, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  SECTION 5.03. Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.01 or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this Article 5.

                  SECTION 5.04. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article 5, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

                  SECTION 5.05. Meetings. Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meeting of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter;

provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

                  SECTION 5.06. Delegation of Power. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing.

                  (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                    ARTICLE 6

                                  DISTRIBUTIONS


                  SECTION 6.01. Distributions. Holders shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities ("Distributions"). Distributions shall be made to the Holders of Preferred Securities and Common Securities in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. If and to the extent that O&M makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed to promptly make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto.


                                    ARTICLE 7

                             ISSUANCE OF SECURITIES


                  SECTION 7.01. General Provisions Regarding Securities. (a) The Regular Trustees shall issue on behalf of the Trust securities representing undivided beneficial interests in the assets of the Trust in accordance with
Section 7.01(b) and for the consideration specified in Section 3.03.

                  (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

                  (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Certificate whether in temporary or definitive form shall be countersigned by the manual or facsimile signature of an authorized signatory of the Person acting as registrar and transfer agent for the Securities, which shall initially be the Property Trustee.

                  (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

                  (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

                  (g) Upon issuance of the Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to O&M the $10 constituting initial trust assets as set forth in the Original Declaration.

                  SECTION 7.02. Conversion Agent. The Trust shall maintain an office or agency where Preferred Securities may be presented for conversion ("Conversion Agent"). The Trust may appoint the Conversion Agent and may appoint one or more additional Conversion Agents in such other locations as it may determine. The term "Conversion Agent" includes any additional Conversion Agent. The Trust may change any Conversion Agent without prior notice to any Holders. If the Trust fails to appoint or maintain another entity as Conversion Agent, the Property Trustee will act as such. The Trust or any of its Affiliates may act as Conversion Agent. The Trust shall act as Conversion Agent for the Common Securities. The Conversion Agent shall be entitled to the rights and protections extended to the Property Trustee when acting in such capacity.

                  The Property Trustee is hereby initially appointed as Conversion Agent for the Preferred Securities.


                                    ARTICLE 8

                              TERMINATION OF TRUST


                  SECTION 8.01. Termination of Trust. This Declaration and the Trust shall terminate and be of no further force or effect when:

                  (a) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms of the Securities; or

                  (b) all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities in accordance with the terms of the Securities; or

                  (c) upon the expiration of the term of the Trust as set forth in Section 3.16; or,

                  (d) upon the distribution of the Sponsor's common stock to all Securities Holders upon conversion of all outstanding Preferred Securities,

and a certificate of cancellation is filed by the Trustees with the Secretary of State of the State of Delaware. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.01.

                  The provisions of Sections 3.12 and 4.02 and Article 10 shall survive the termination of the Trust.

                                    ARTICLE 9

                              TRANSFER OF INTERESTS


                  SECTION 9.01. Transfer of Securities (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  (b) Subject to this Article 9, Preferred Securities shall be freely transferable.

                  (c) Subject to this Article 9, O&M and any Related Party may only transfer Common Securities to O&M (including any successor entity in connection with a merger or consolidation of O&M into another corporation or any conveyance, transfer or lease by O&M of its properties and assets, substantially as an entirety to any Person pursuant to Section 10.01 of the Indenture) or a Related Party; provided that any such transfer shall be subject to the condition that the transferor shall have obtained (1) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to O&M, (ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes and (2) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an Investment Company or controlled by an Investment Company.

                  (d) Each Security that bears or is required to bear the legend set forth in this Section 9.01(d) (a "Restricted Security") shall be subject to the restrictions on transfer provided in the legend set forth in this
Section 9.01(d), unless such restrictions on transfer shall be waived by the written consent of the Regular Trustees, and the Holder of each Restricted Security, by such securityholder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 9.01(d), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

                  Prior to the Transfer Restriction Termination Date, the 144A Global Security, Temporary Regulation S Global Security, each Definitive Preferred Security and any certificate evidencing Common Stock issued upon conversion thereof shall bear a legend in substantially the following form, unless otherwise agreed by the Regular Trustees (with written notice thereof to the Indenture Trustee):

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO OWENS & MINOR, INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, BEFORE SUCH TRANSFER FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE TRUST THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN

         OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION DATE OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE TRANSFEROR MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE PROPERTY TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE TRANSFEROR MUST, BEFORE SUCH TRANSFER, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  Following the Transfer Restriction Termination Date or the sale of a Security or Common Stock for which a Security has been exchanged pursuant to an effective registration statement or Rule 144, any Security or security issued in exchange or substitution therefor (other than (i) Securities acquired by the Sponsor or any Affiliate and (ii) Common Stock issued upon the conversion or exchange of any Security described in clause (i) above) may upon surrender of such Security for exchange to any Regular Trustee on behalf of the Trust in accordance with the provisions of this Section 9.01(d), be exchanged for a new Security or Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 9.01(d).

                  SECTION 9.02. Transfer of Certificates. The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

                  SECTION 9.03. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

                  SECTION 9.04. Book-Entry Interests. (a) Except as provided in
Section 9.07 and unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance (including Preferred Securities, if any, issued on the Option Closing Date pursuant to the exercise of the over-allotment option set forth in the Purchase Agreement), will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.07.

                  (b) Preferred Securities that upon initial issuance are beneficially owned by QIBs may, at the option of the Trust, be represented by one or more Global Certificates (a "144A Global Security"), and Preferred Securities that upon initial issuance are beneficially owned by Non-U.S. Persons may, at the option of the Trust, be represented by one or more Global Certificates (a "Temporary Regulation S Global Security"). The Temporary Regulation S Global Security will be deposited with the Property Trustee as custodian for DTC and registered in the name of a nominee of DTC for the accounts of Euroclear and Cedel. At any time on or after May 13, 1999 (the "Regulation S Securities Exchange Date"), one or more permanent Global Certificates without the legend set forth in Section 9.01(d) (the "Permanent Regulation S Global Security", and together with the Temporary Regulation S Global Security, the "Regulation S Global Securities") shall be deposited with the Clearing Agency, and the Property Trustee shall make endorsements reflecting a decrease in the principal amount of the Temporary Regulation S Global Security in an amount equal to the principal amount of the beneficial interest in the

Temporary Regulation S Global Security transferred. Prior to the Regulation S Securities Exchange Date, beneficial interests in the Temporary Regulation S Global TECONS may only be held through Euroclear or Cedel, and any resale or other transfer of such interests to U.S. persons shall not be permitted during such period unless such resale or transfer is made pursuant to Rule 144A or Regulation S and in accordance with the certification requirements described herein. Transfers of interests in the Preferred Securities between any 144A Global Security and any Regulation S Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency and its participants. The Property Trustee shall make appropriate endorsements to reflect increases or decreases in the amount of such Preferred Securities in global form to reflect any such transfers.

                  Except as provided below, beneficial owners of a Preferred Security in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Preferred Security in global form.

                  Any transfer of a beneficial interest in a Preferred Security in global form which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a Definitive Preferred Security Certificate or Definitive Preferred Security Certificates registered in the name of the transferee (or its nominee) on the books maintained by the Property Trustee. With respect to any such transfer, the Property Trustee will cause, in accordance with the standing instructions and procedures of the Clearing Agency, the aggregate principal amount at maturity of the Preferred Security in global form to be reduced and, following such reduction, the Sponsor will execute and the Property Trustee will authenticate and make available for delivery to the transferee (or such transferee's nominee, as the case may be), a Preferred Security or Securities in the appropriate aggregate principal amount at maturity in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Declaration of Trust.

                  (c) So long as the Preferred Securities are eligible for book-entry settlement and to the extent Preferred Securities held by QIBs or Non-U.S. Persons, as the case may be, are held in a global form, or unless otherwise required by law, upon any transfer of a Definitive Preferred Security to a QIB in accordance with Rule 144A or to a Non-U.S. Person in accordance with Regulation S, unless otherwise requested by the transferor, and upon receipt of the Definitive Preferred Security Certificate being so transferred, together with a certification from the transferor that the transfer is being made in compliance with Rule 144A or Regulation S, as the case may be (or other evidence satisfactory to the Property Trustee on behalf of the Trust), the Property Trustee on behalf of the Trust shall make an endorsement on any 144A Global Security or any Regulation S Global Security, as the case may be, to reflect an increase in the number of Preferred Securities represented by such Global Certificate, and the Property Trustee on behalf of the Trust shall cancel such Definitive Preferred Security in accordance with the standing instructions and procedures of the Clearing Agency, the number of Preferred Securities represented by such Preferred Security in global form to be increased accordingly; provided that no Definitive Preferred Security, or portion thereof, in respect of which the Trust or an Affiliate of the Trust held any beneficial interest shall be included in such Preferred Security in global form until such Definitive Preferred Security is freely tradable in accordance with Rule 144(k); provided, further, that the Trust shall issue Preferred Securities in definitive form upon any transfer of a beneficial interest in the Preferred Security in global form to the Sponsor or any Affiliate of the Sponsor.

                  (d) Any Global Certificate may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc. in order for the Preferred Securities to be tradeable on the PORTAL Market or as may be required for the Preferred Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Preferred Securities are subject. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.07:

                  (i) the provisions of this Section 9.04 shall be in full force and effect;

                  (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee, shall have no obligation to the Preferred Security Beneficial Owners; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as definitive Preferred Security Certificates have not been issued (pursuant to Section 9.07 hereof), the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part;

                 (iii) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section 9.04 shall control; and

                  (iv) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

                  SECTION 9.05. Notices to Holders of Certificates. Whenever a notice or other communication to the Holders is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued pursuant to Section 9.07, the relevant Trustees shall give all such notices and communications, specified herein to be given to Preferred Securities Holders, to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee, have no notice obligations to the Preferred Security Beneficial Owners.

                  SECTION 9.06. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

                  SECTION 9.07. Definitive Preferred Securities Certificates.
(a) If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.06 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Preferred Securities, then (x) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and (y) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, such instructions.

                  (b) Restricted Securities that upon initial issuance are beneficially owned by, or are subsequently transferred to, Institutional Accredited Investors that are neither QIBs nor Non-U.S. Persons will be issued as Definitive Preferred Security Certificates and may not be represented by a Global Certificate. Preferred Securities that upon initial issuance are beneficially owned by Persons that are Non-U.S. Persons may, at the option of the Trust, be issued as Definitive Preferred Security Certificates. Definitive Preferred Security Certificates issued in exchange for all or a part of a Preferred Security in global form shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall make available for delivery such Definitive Preferred Security Certificates to the person in whose name such Definitive Preferred Security Certificates are so registered. In the case of transfers to Institutional Accredited Investors, the Property Trustee shall make appropriate endorsements to reflect decreases in the amount of the applicable Global Certificate.

                  SECTION 9.08. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                                   ARTICLE 10

                    LIMITATION OF LIABILITY; INDEMNIFICATION


                  SECTION 10.01. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (but, in the case of the Property Trustee, subject to the Trust Indenture Act) or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                  (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  SECTION 10.02. Indemnification.. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (but, in the case of the Property Trustee, subject to the Trust Indenture Act) or willful misconduct with respect to such acts or omissions.

                  (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount with interest if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.02(a).

                  (c) The provisions of this Section 10.02 shall survive the termination of this Declaration or the resignation or removal of any Trustee.

                  SECTION 10.03. Outside Business. The Sponsor and any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Sponsor nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE 11

                                   ACCOUNTING


                  SECTION 11.01. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  SECTION 11.02. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

                  (b) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities, an annual United States federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 31 days after the end of each Fiscal Year of the Trust.

                  (c) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority, any annual income tax returns that counsel to the Regular Trustees has advised are required to be filed by the Regular Trustees on behalf of the Trust with any federal, state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust and on such forms required by the appropriate taxing authority.

                  SECTION 11.03. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Account.

                  SECTION 11.04. Withholding. The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 12

                             AMENDMENTS AND MEETINGS


                  SECTION 12.01. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment or modification to this Declaration shall be made unless the Regular Trustees shall have obtained (A) either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and to the effect that the Trust will continue to be treated as a grantor trust for purposes of United States federal income taxation and (B) a written unqualified opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment will not cause the Trust to be an Investment Company which is required to be registered under the Investment Company Act, (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities, (iii) Section 4.02, Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Property Trustee shall be made without the consent of the Property Trustee, (v) Article 4 shall not be amended without the consent of the Sponsor, and (vi) the rights of Holders of Common Securities under
Article 5 to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities.

                  (b) Notwithstanding Section 12.02(a)(ii), this
Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) to add to the covenants, restrictions or obligations of the Sponsor, and (iv) to conform to any changes in Rule 3a-7 or any change in interpretation or application of Rule 3a-7 by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the Holders.

                  SECTION 12.02. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities or Common Securities, if directed to do so by Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of Holders of
Securities:

                   (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than 7 days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

                  (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

                 (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                  (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE 13

            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE


                  SECTION 13.01. Representations and Warranties of Property Trustee. (a) The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                   (i) the Property Trustee is a national banking association or a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States or the laws of the state of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                  (ii) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                 (iii) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the Charter or By-laws of the Property Trustee.

                  (iv) no consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee, of this Declaration.

                  (v) the Property Trustee satisfies the qualifications set forth in Section 5.01(c).

                  (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Section 5.01(a)(iii).


                                   ARTICLE 14

                                  MISCELLANEOUS


                  SECTION 14.01. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Regular
Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

                           Owens & Minor Trust I
                           c/o Owens & Minor, Inc.
                           4800 Cox Road
                           Glen Allen, Virginia  23060
                           Attention:  General Counsel
                           Facsimile No:  (804) 965-1907

                  (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           The First National Bank of Chicago
                           153 West 51st Street, Suite 4015
                           5th Floor
                           New York, New York 10019
                           Attention:  Corporate Trust Administration
                           Telecopy:  (212) 373-1383

                  (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                           First Chicago Delaware Inc.
                           300 King Street
                           Wilmington, Delaware  19801
                           Telecopy:  (312) 407-1708

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           Owens & Minor, Inc.
                           4800 Cox Road
                           Glen Allen, Virginia  23060
                           Attention:  General Counsel
                           Facsimile No:  (804) 965-1907

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 14.02. Undertaking for Costs. All parties to this Declaration agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 14.02 shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% in aggregate liquidation amount of the outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on the Debentures, on or after the respective due dates expressed in such Debentures.

                  SECTION 14.03. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                  SECTION 14.04. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                 OWENS & MINOR, INC.
                                 as Sponsor


                                 By: /s/ G. Gilmer Minor, III
                                    --------------------------------------------
                                       Name:     G. Gilmer Minor, III
                                       Title:    Chairman, President  and Chief
                                                 Executive Officer

                                 /s/ G. Gilmer Minor, III
                                 -----------------------------------------------
                                 G. Gilmer Minor, III
                                 as Regular Trustee

                                 /s/ Ann Greer Rector
                                 -----------------------------------------------
                                 Ann Greer Rector
                                 as Regular Trustee

                                 /s/ Richard F. Bozard
                                 -----------------------------------------------
                                 Richard F. Bozard
                                 as Regular Trustee


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Property Trustee


                                 By: /s/ Michael Pinzon
                                    --------------------------------------------
                                       Name:  Michael Pinzon
                                       Title:    Authorized Officer


                                 FIRST CHICAGO DELAWARE INC.
                                 as Delaware Trustee


                                 By: /s/ Melissa G. Weisman
                                    --------------------------------------------
                                       Name:  Melissa G. Weisman
                                       Title:    Authorized Officer

                                                                       EXHIBIT A


                              CERTIFICATE OF TRUST

                                       OF

                              OWENS & MINOR TRUST I


                  THIS Certificate of Trust of Owens & Minor Trust I (the "Trust") is being duly executed and filed by First Chicago Delaware Inc., a Delaware corporation, and Ann Rector, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801 et seq.).

                  1. Name. The name of the business trust formed hereby is Owens & Minor Trust I.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is First Chicago Delaware Inc., 300 King Street, Wilmington, DE 19801.

                  3. Effective Date. This Certificate of Trust shall be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate.

                                       FIRST CHICAGO DELAWARE INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



                                       -----------------------------------------
                                       Name:  Ann Rector

                                                                       EXHIBIT B


                                    TERMS OF
                              PREFERRED SECURITIES


                  Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust of Owens & Minor Trust I dated as of May 13, 1998 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

                  1. Designation and Number. Preferred Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of One Hundred Twenty Million Dollars ($120,000,000) (plus up to an additional Eighteen Million Dollars ($18,000,000) issuable upon exercise of the over-allotment option set forth in the Purchase Agreement) and a liquidation amount in the assets of the Trust of $50 per Preferred Security, are hereby designated as "$2.6875 Term Convertible Securities, Series A." The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of O&M having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

                  2. Distributions. (a) Distributions payable on each Preferred Security will be fixed at a rate per annum of $2.6875 (the "Coupon Rate") subject to increase in certain limited circumstances pursuant to the Registration Rights Agreement per Preferred Security. Distributions in arrears for more than one calendar quarter will accumulate at the rate per annum of 5.375% thereof (to the extent permitted by law), compounded quarterly. The term "Distributions" as used herein means such periodic cash distributions and any such amounts payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any quarterly Distribution period on the basis of a 360-day year of twelve 30-day months.

                  (b) Distributions on the Preferred Securities will be cumulative, will accumulate from May 13, 1998 and will be payable quarterly in arrears, on each January 31, April 30, July 31 and October 31, commencing on

July 31, 1998, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee.

                  So long as O&M shall not be in default in the payment of interest on the Debentures, O&M has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will continue to accumulate (to the extent permitted by applicable law) at the rate of 5.375% per annum, compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, O&M may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods; and provided that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, O&M may commence a new Extension Period, subject to the above requirements. Payments of accumulated Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

                  (c) Distributions on the Preferred Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant Distribution date, and if the Preferred Securities are no longer in book-entry only form, the Regular Trustees shall have the right to select relevant record dates which shall be more than one Business Day prior to the relevant payment dates. Distributions payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of O&M having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Preferred Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless O&M has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described in paragraph 10 hereof. If any date on which Distributions are payable on the Preferred Securities is not a Business

Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any amounts or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                  (e) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock pursuant to the terms of the Securities as set forth in this Exhibit B to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided, however, that if a Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and before the opening of business on the corresponding Distribution date, then, notwithstanding such conversion, the Distribution payable on such Distribution date will be paid in cash to the person in whose name the Security is registered at the close of business on such record date, and (other than a Security or a portion of a Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution date) when so surrendered for conversion, the Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution date.

                  (f) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

                  3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, liquidation, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, liquidation, winding-up or termination, as the case may be, will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $50 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, liquidation, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

                  Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

                  4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

                  (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after May 2, 2001, or at any time in certain circumstances upon the occurrence of a Tax Event, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price per Preferred and Common Security equal to the redemption price of the Debentures, together with accumulated and unpaid Distributions thereon through the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

                  (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed as described in paragraph 4(f)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, O&M pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Preferred Securities in whole.

                  (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and bearing accrued and unpaid interest equal to accumulated and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No

Recognition Opinion"), which opinion may rely on any then applicable published revenue ruling of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, O&M or the Holders of the Preferred Securities ("Ministerial Action"), the Trust will pursue such measure in lieu of dissolution.

                  If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that O&M would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, O&M shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to O&M or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, O&M or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption and; provided, further, that O&M shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

                  "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after May 8, 1998 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after May 8, 1998 (including, without limitation, any of the foregoing arising with respect to, or resulting from, any proposal, proceeding or other action commencing on or before May 8, 1998), there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest payable by O&M to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by O&M for United States federal income tax purposes.

                  "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after May 8, 1998.

                  On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding and (ii) certificates representing Preferred Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Preferred Securities until such certificates are presented to O&M or its agent for transfer or reissuance.

                  (d) The Trust may not redeem any outstanding Preferred Securities unless all accumulated and unpaid Distributions have been paid on all Preferred Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

                  (e) If Debentures are distributed to Holders of the Preferred Securities, O&M, pursuant to the terms of the Indenture, will use its best efforts to have the Debentures listed on the New York Stock Exchange (if the Preferred Securities are listed thereon at such time) or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

                  (f) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/ Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed, the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or successor Clearing Agency) or any other nominee, the Preferred Securities will be redeemed from, and the distribution of the proceeds of such redemption will be made to, each Clearing Agency Participant (or person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                  (iii) Subject to paragraph 10 hereof, if the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Preferred Securities as provided in this paragraph 4 (which notice will be irrevocable) then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date; provided that O&M has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with DTC (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give DTC (or successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities; and provided that O&M has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Preferred Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accumulate on the Preferred Securities called for redemption, such Preferred Securities will no longer be deemed to be outstanding and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any amount or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If O&M fails to repay Debentures on maturity or on the date fixed for redemption or if payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Property Trustee or by O&M pursuant to the Preferred Securities Guarantee, Distributions on such Preferred Securities will continue to accumulate (in accordance with the continued accrual of interest on the Debentures), from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders of the Preferred Securities.

                  (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Preferred Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Preferred Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so distributed.

                  (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), O&M or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                  5. Conversion Rights. The Holders of Securities shall have the right at any time prior to the close of business on April 30, 2013 (or, in the case of Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

                  The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of 2.4242 shares of Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $20.625 per share of Common Stock, subject to certain adjustments set forth in Sections 5.03 and 5.04 of the Supplemental Indenture (as so adjusted, the "Conversion Price")).

                  (a) In order to convert Securities into Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall, upon the request of Holders of Securities, make available to such Holders copies of the form of Conversion Request. The Conversion Agent shall notify the Property Trustee of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Property Trustee of the Holder's election to convert such Debentures into shares of Common Stock. If a Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and before the opening of business on the corresponding Distribution payment date, then, notwithstanding such conversion, the Distribution payable on such Distribution payment date will be paid in cash to the person in whose name the Security is registered at the close of business on such record date, and (other than a Security or a portion of a Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution payment date) when so surrendered for conversion, the Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accumulated on the Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which the Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision

(the "Conversion Date"). The Person or Persons entitled to receive Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Conversion Request and the Conversion Agent shall distribute such certificate or certificates, together with the applicable cash payment, if any, to such Person or Persons.

                  (b) Each Holder of a Security by his acceptance thereof appoints The First National Bank of Chicago "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this section and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

                  (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Securities so converted.

                  (d) The Sponsor shall at all times reserve and keep available, out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, shares of Common Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Common Stock (and all requirements to list Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver Common Stock to each Holder upon conversion of the Securities.

                  (e) The Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures and the delivery of the shares of Common Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

                  (f) Nothing in the preceding paragraph (e) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities as set forth in this Exhibit B to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

                  6. Voting Rights. (a) Except as provided under paragraph 6(b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

                  (b) If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Preferred Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing a Majority in liquidation amount of such Securities; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities and (B) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.01 and
12.02 of the Declaration.

                  In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that, other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

                  Subject to Section 2.06 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class shall have the right to (A) on behalf of all Holders of Preferred Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as the holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities, or, in the case of clause (2) above, each Holder of Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Preferred Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action. If the Property Trustee fails to enforce its rights under the Declaration (including, without limitation, its rights, powers and privileges as a holder of the Debentures under the Indenture), any Holder of Preferred Securities may, to the extent permitted by law, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against O&M to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then the registered holder of the Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Holder Direct Action") on or after the respective due date specified in the Debentures. In connection with such Holder Direct Action, the Sponsor will be subrogated to the rights of such Holder of Preferred Securities under the Declaration to the extent of any payment made by the Sponsor to such Holder of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences, the holders of Preferred Securities will not be able to exercise any other remedy available to the holders of the Debentures.

                  A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

                  Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or distribute Debentures in accordance with the Declaration.

                  Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by O&M or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with O&M shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                  Except as provided in this paragraph 6, Holders of the Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested solely in the Holders of the Common Securities.

                  7. Pro Rata Treatment. A reference in these terms of the Preferred Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  8. Ranking. The Preferred Securities rank pari passu and payment thereon will be made Pro Rata with the Common Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank in priority to the rights of Holders of the Common Securities.

                  9. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other entity.

                  10. Transfer, Exchange, Method of Payments. Payment of Distributions and payments on redemption of the Preferred Securities will be payable, the transfer of the Preferred Securities will be registrable, and Preferred Securities will be exchangeable for Preferred Securities of other denominations of a like aggregate liquidation amount, at the corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Preferred Security will be made only upon surrender of such Preferred Security to the Property Trustee.

                  11. Acceptance of Indenture and Preferred Guarantee. Each Holder of Preferred Securities, by the acceptance thereof, agrees to the provisions of (i) the Preferred Guarantee, including the subordination provisions therein and (ii) the Indenture and the Debentures, including the subordination provisions of the Indenture.

                  12. No Preemptive Rights. The Holders of Preferred Securities shall have no preemptive rights to subscribe to any additional Preferred Securities or Common Securities.

                  13. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                                                         Annex I

                     FORM OF PREFERRED SECURITY CERTIFICATE

                  [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.

                  Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                  [IF THE PREFERRED SECURITY IS TO BE A DEFINITIVE CERTIFICATE ISSUED TO AN INSTITUTIONAL ACCREDITED INVESTOR, ATTACH "ACCREDITED INVESTOR LETTER" IN THE FORM ATTACHED HERETO]

Number                                                      Preferred Securities
---------------                           ------------------

                                                      CUSIP NO. _______________

                   Certificate Evidencing Preferred Securities

                                       of

                              Owens & Minor Trust I

                  $2.6875 Term Convertible Securities, Series A
                      (liquidation amount $50 per security)

                  [If prior to the Transfer Restriction Termination Date or sale pursuant to an effective registration statement or Rule 144, add legend from
Section 9.01(d) of the Declaration.]

                  Owens & Minor Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________ (the "Holder") is the registered owner of ___________________
(________) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the $2.6875 Term Convertible Securities, Series A (liquidation amount $50 per security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of May 13, 1998, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by Owens & Minor, Inc., a Virginia corporation ("O&M"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of O&M dated as of May 13, 1998 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior and Subordinated Debt (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Guarantee, including that the Guarantee is subordinate and junior in right of payment to all other liabilities of O&M, including the Debentures, and ranks pari passu in right payment with the most senior preferred stock issued, from time to time, by O&M.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Trust Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Trustees of the Trust have executed
this certificate this [       ] day of [       ], [        ].

                                     OWENS & MINOR TRUST I


                                     By:                            , as Trustee
                                           -------------------------
                                           Name:
                                           Title: Regular Trustee




                                     By:                            , as Trustee
                                           -------------------------
                                           Name:
                                           Title: Regular Trustee

                    [FORM OF CERTIFICATE OF AUTHENTICATION]]


                  PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:                 ,


THE FIRST NATIONAL BANK
  OF CHICAGO,
  as Property Trustee                         or     as Authenticating Agent


By:                                           By:
   -------------------------------               ------------------------------
       Authorized Signatory                          Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]


                  Distributions payable on each Preferred Security will be fixed at a rate per annum of $2.6875 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate at the rate per annum of 5.375% thereof (to the extent permitted by law) compounded quarterly. The term "Distributions" as used herein means such cash distributions and any such other amounts payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

                  Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accumulate from May 13, 1998 and will be payable quarterly in arrears, on each January 31, April 30, July 31 and October 31, commencing on July 31, 1998, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as O&M shall not be in default in the payment of interest on the Debentures, O&M has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence, quarterly Distributions will continue to accumulate (to the extent permitted by applicable law) at the rate of 5.375% per annum, compounded quarterly during such Extension period; provided that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. Prior to the termination of any such Extension Period, O&M may commence a new Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, O&M may commence a new Extension Period, subject to the above requirements.

                  The Preferred Securities shall be redeemable as provided in the Declaration.

                  The Preferred Securities shall be convertible into shares of Common Stock, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock, in the manner and according to the terms set forth in the Declaration.

                               CONVERSION REQUEST


                  To: The First National Bank of Chicago as Property Trustee of Owens & Minor Trust I


                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into common stock of Owens & Minor, Inc. (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust, dated as of May 13, 1998 (as amended from time to time, the "Declaration"), by G. Gilmer Minor, III, Ann Greer Rector and Richard F. Bozard, as Regular Trustees, First Chicago Delaware Inc., as Delaware Trustee, The First National Bank of Chicago, as Property Trustee, Owens & Minor, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Exhibit B to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Trust Preferred Securities set forth as Exhibit B to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:    _____________, ____

         in whole  ______  in part ______

                                              Number of Preferred Securities to
                                              be converted:

                                                     ------------------------

                                              If a name or names other than the
                                              undersigned, please indicate in
                                              the spaces below the name or names
                                              in which the shares of Common
                                              Stock are to be issued, along with
                                              the address or addresses of such
                                              person or persons



                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              Signature (for conversion only)

                                              Please Print or Typewrite Name and
                                              Address, Including Zip Code, and
                                              Social Security or Other
                                              Identifying Number

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              Signature Guarantee:a
                                                                    ------------

------------------------
a (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ----------------------------
Signature:
          -----------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                   [FORM OF ASSIGNMENT FOR PREFERRED SECURITY]


For value received _____________________________ hereby sell(s), assign(s) and transfer(s) unto ________________________________________________
                                            (Please insert social security or
                                            other taxpayer identification number
                                            of assignee.)

the within security and hereby irrevocably constitutes and appoints ______________ attorney to transfer the said security on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such security is being transferred:

          [  ]    To Owens & Minor, Inc. or a subsidiary thereof; or

          [  ]    Pursuant to and in compliance with Rule 144A under the
                  Securities Act of 1933, as amended; or

          [  ]    To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          [  ]    Pursuant to and in compliance with Regulation S under the
                  Securities Act of 1933, as amended; or

          [  ]    Pursuant to and in compliance with Rule 144 under the
                  Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

          [  ]    The transferee is an Affiliate of the Company.

Dated:
      ------------------------

Number of Securities to
be Assigned:
            -----------------------


                                              ----------------------------------

                                              ----------------------------------

Signature(s)

                                              Signature(s) must be guaranteed by
                                              a commercial bank or trust company
                                              or a member firm of a major stock
                                              exchange.



                       -----------------------------------
                               Signature Guarantee


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any change whatever.

                       FORM OF CERTIFICATE TO BE DELIVERED
              IN CONNECTION WITH (I) TRANSFERS OF INTERESTS IN THE
                   TEMPORARY REGULATION S GLOBAL SECURITY AND
                 (II) TRANSFERS OF INTEREST TO NON-U.S. PERSONS


The First National Bank of Chicago
153 West 51st Street
Suite 4015, 5th Floor
New York, New York 10019
Attention:  Corporate Trust Administration


                  Re:      Owens & Minor Trust I (the "Trust")
                           Preferred Securities

Dear Sirs or Mesdames:

                  In connection with our proposed sale of the number of Preferred Securities designated below, the undersigned owner confirms that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, represents that:

                  (1) the offer of the Trust Preferred Securities was not made to a person in the United States;

                  (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

                  (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

                  You and the Trust are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                  Date:  ___________, ____

                                              Very truly yours,

                                              [Name of Transferor]


                                              By:
                                                 -------------------------------
                                                      Authorized Signature


                                              Number of Trust Preferred
                                              Securities to be sold:


                                              ----------------------------------


                                              Please Print or Typewrite Name and
                                              Address, Including Zip Code, and
                                              Social Security or Other
                                              Identifying Number:


                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                           Accredited Investor Letter


                  ,


The First National Bank of Chicago
153 West 51st Street
Suite 4015, 5th Floor
New York, New York 10019
Attention:  Corporate Trust Administration

Dear Sirs or Mesdames:

                  In connection with our proposed purchase of the Preferred Securities described below (the "Preferred Securities") of Owens & Minor Trust I (the "Company"), we confirm that:

                  1. We agree to be bound by, and not to resell, pledge or otherwise transfer the Preferred Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that any subsequent transfer of the Preferred Securities is subject to certain restrictions and conditions set forth in the Amended and Restated Declaration of Trust dated as of May 13, 1998 (the "Declaration") relating to the Preferred Securities and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Preferred Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We understand that the offer and the sale of the Preferred Securities has not been registered under the Securities Act, and that the Preferred Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Preferred Securities or, if applicable, the Junior Subordinated Debentures or Common Stock (together, the "Securities") within two years after the original issuance of the Preferred Securities, we will do so only (A) to Owens & Minor, Inc. (the "Company") or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Preferred Securities (the form of which letter can be obtained from the Trustee) and, if such transfer is in respect of Preferred Securities with an aggregate liquidation preference of less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with the Rule 904 under the Securities Act (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Preferred Securities from us a notice advising such purchaser that resales of the Preferred Securities are restricted as stated herein.

                  4. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Issuer and the Trustee such certifications, legal opinions and other information as the Issuer and the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  5. We are a institutional "accredited investor" (as defined in rule 501(a)(1), (2), (3) or (7) of
                           Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Preferred Securities, and we and any accounts for which we are acting are each able to bear the economic risks of our or their investment.

                  6. We are acquiring the Preferred Securities purchased by us for our own account for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,


                                     By:
                                        ---------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT C


                                    TERMS OF
                                COMMON SECURITIES


                  Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust of Owens & Minor Trust I dated as of May 13, 1998 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

                  1. Designation and Number. Common Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of Three Million Seven Hundred Eleven Thousand Three Hundred Fifty Dollars ($3,711,350) (plus up to an additional Five Hundred Fifty-Six Thousand Seven Hundred Dollars ($556,700) issuable upon exercise of the overallotment option set forth in the Purchase Agreement) and a liquidation amount in the assets of the Trust of $50 per Common Security, are hereby designated as "$2.6875 Common Trust Securities." The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to Owens & Minor, Inc. ("O&M") in consideration of an amount in cash equal to their aggregate liquidation amount. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of O&M having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities so issued, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

                  2. Distributions. (a) Distributions payable on each Common Security will be fixed at a rate per annum of $2.6875 (the "Coupon Rate") per Common Security. Distributions in arrears for more than one calendar quarter will accumulate at the rate per annum of 5.375% thereof (to the extent permitted by applicable law), compounded quarterly. The term "Distributions" as used in these terms means such periodic cash distributions and any such other amounts payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any quarterly Distribution period on the basis of a 360-day year of twelve 30 day months.

                  (b) Distributions on the Common Securities will be cumulative, will accumulate from May 13, 1998 and will be payable quarterly in arrears, on each January 31, April 30, July 31 and October 31, commencing on July 31, 1998, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee.

                  So long as O&M shall not be in default in the payment of interest on the Debentures, O&M has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will continue to accumulate (to the extent permitted by applicable law) at the rate of 5.375% per annum, compounded quarterly during any such Extension Period; provided that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. Prior to the termination of any such Extension Period, O&M may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, O&M may commence a new Extension Period, subject to the above requirements. Payments of accumulated Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

                  (c) Distributions on the Common Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates which will be one Business Day prior to the relevant Distribution date unless the Preferred Securities are no longer in book-entry only form in which event the Regular Trustees shall have the right to select relevant record dates which shall be more than one Business Day prior to the relevant payment dates. Distributions payable on any Common Securities that are not punctually paid on any Distribution date as a result of O&M having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Common Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless O&M has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in paragraph 10 hereof. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any amount or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) All Distributions paid with respect to the Common Securities and the Preferred Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                  (e) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock pursuant to the terms of the Securities as set forth in this Exhibit C to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided, however, that if a Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution date will be paid in cash to the person in whose name the Security is registered at the close of business on such record date, and (other than a Security or a portion of a Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution date) when so surrendered for conversion, the Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution date.

                  (f) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

                  3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, liquidation, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, liquidation, winding-up or termination, as the case may be, will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $50 per Preferred Security and Common Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, liquidation, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

                  Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

                  4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

                  (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after May 2, 2001, or at any time in certain circumstances upon the occurrence of a Tax Event, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price per Preferred and Common Security equal to the redemption price of the Debentures, together with accumulated and unpaid Distributions thereon through the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

                  (b) If fewer than a the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Common Securities to be redeemed will be redeemed as described in paragraph 4(e)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, O&M pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Common Securities in whole.

                  (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and bearing accrued and unpaid interest equal to accumulated and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within such 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, O&M or the Holders of the Preferred Securities ("Ministerial Action") the Trust will pursue such measure in lieu of dissolution.

                  If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that O&M would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, O&M shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to O&M or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, O&M or the Holders of the Preferred Securities, O&M or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption; and provided, further, that O&M shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

                  "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after May 8, 1998 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after May 8, 1998 (including, without limitation, any of the foregoing arising with respect to, or resulting from, any proposal, proceeding or other action commencing on or before May 8, 1998), there is more than an insubstantial risk that (i) the Trust is, or will be, within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by O&M to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by O&M for United States federal income tax purposes.

                  "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after May 8, 1998.

                  On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Common Securities until such certificates are presented to O&M or its agent for transfer or reissuance.

                  (d) The Trust may not redeem any outstanding Common Securities unless all accumulated and unpaid Distributions have been paid on all Common Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

                  (e)(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/ Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed Pro Rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

                  (iii) If the Trust gives a Redemption/Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable) then immediately prior to the close of business on the redemption date, provided that O&M has paid to the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accumulate on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any amounts or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee, Distributions on such Common Securities will continue to accumulate (in accordance with the continued accrual of interest on the Debentures), from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

                  (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Common Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

                  5. Conversion Rights. The Holders of Securities shall have the right at any time prior to the close of business on April 30, 2013 (or, in the case of Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

                  The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of 2.4242 shares of Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $20.625 per share of Common Stock, subject to certain adjustments set forth in Sections 5.03 and 5.04 of the Supplemental Indenture (as so adjusted, "Conversion Price")).

                  (a) In order to convert Securities into Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall, upon the request of Holders of Securities, make available to such Holders copies of the form of Conversion Request. The Conversion Agent shall notify the Property Trustee of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Property Trustee of the Holder's election to convert such Debentures into shares of Common Stock. If a Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and before the opening of business on the corresponding Distribution payment date, then, notwithstanding such conversion, the Distribution payable on such Distribution payment date will be paid in cash to the person in whose name the Security is registered at the close of business on such record date, and (other than a Security or a portion of a Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution payment date) when so surrendered for conversion, the Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accumulated on the Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Conversion Request and the Conversion Agent shall distribute such certificate or certificates, together with the applicable cash payment, if any, to such Person or Persons.

                  (b) Each Holder of a Security by his acceptance thereof appoints The First National Bank of Chicago "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this section and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

                  (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash by the Company to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Securities so converted.

                  (d) The Sponsor shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, shall be entitled to deliver upon conversion of Debentures, shares of Common Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Common Stock (and all requirements to list Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the company to lawfully issue Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver Common Stock to each Holder upon conversion of the Securities.

                  (e) The Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures and the delivery of the shares of Common Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

                  (f) Nothing in the preceding paragraph (e) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Exhibit C to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

                  6. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a

Majority in liquidation amount of the Common Securities.

                  If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Common Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing a Majority in liquidation amount of such Securities; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under Article 4.02 of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.01 and 12.02 of the Declaration.

                  In the event the consent of the Property Trustee as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that, other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as an expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

                  Subject to Section 2.06 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class shall have the right to (A) on behalf of a Holders of Common Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (e) each holder of Debentures, the Property Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities. Pursuant to this paragraph, the Property Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this paragraph if the action is prejudicial to the Holders of Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Common Securities unless the Properties Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States income tax purposes following such action.

                  Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

                  A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

                  Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities in accordance with the Declaration.

                  7. Pro Rata Treatment. A reference in these terms of the Common Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  8. Ranking. The Common Securities rank pari passu and payment thereon will be made Pro Rata with the Preferred Securities except that where an

Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders of the Preferred Securities.

                  9. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other body.

                  10. Transfers, Exchanges, Method of Payments. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Property Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in Section 9.01(c) of the Declaration.

                  11. Acceptance of Indenture. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of the Indenture and the Debentures, including the subordination provisions thereof.

                  12. No Preemptive Rights. The Holders of Common Securities shall have no preemptive rights to subscribe to any additional Common Securities or Preferred Securities.

                  13. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                                                         Annex I


                       FORM OF COMMON SECURITY CERTIFICATE

                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SET FORTH IN THE DECLARATION
                                REFERRED TO BELOW


Certificate Number                                  Number of Common Securities

----------------                                           --------------------


                    Certificate Evidencing Common Securities

                                       of

                              Owens & Minor Trust I

                         $2.6875 Common Trust Securities
                  (liquidation amount $50 per Common Security)


         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD UNLESS SUCH OFFER AND SALE ARE REGISTERED UNDER OR ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.

                  Owens & Minor Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Owens & Minor, Inc. (the "Holder") is the registered owner of ____________________ (____________) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "$2.6875 Common Trust Securities" (liquidation amount $50 per security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation Section 9.01(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of May 13, 1998, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by Owens & Minor, Inc., a Virginia corporation, to the Trust pursuant to the Indenture referred to in the Declaration. The Trust will furnish a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior and Subordinated Debt (as defined in the Indenture) as and to the extent provided in the Indenture.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this [ ] day of [ ], [ ].

                                        OWENS & MINOR TRUST I


                                        By:                         , as Trustee
                                              ----------------------
                                              Name:
                                              Title:    Regular Trustee


                                        By:                         , as Trustee
                                              ----------------------
                                              Name:
                                              Title:    Regular Trustee


Dated:

Countersigned and Registered:


Transfer Agent and Registrar

By:
   --------------------------------
       Authorized Signature

                          [FORM OF REVERSE OF SECURITY]


                  Distributions payable on each Common Security will be fixed at a rate per annum of $2.6875 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate at the rate per annum of 5.375% thereof (to the extent permitted by law) compounded quarterly. The term "Distributions" as used herein means such cash distributions and any such other amounts payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

                  Except as otherwise described below, distributions on the Common Securities will be cumulative, will accumulate from May 13, 1998 and will be payable quarterly in arrears, on each January 31, April 30, July 31 and October 31, commencing on July 31, 1998, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as O&M shall not be in default in the payment of interest on the Debentures, O&M has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence, quarterly Distributions will continue to accumulate (to the extent permitted by applicable law) at the rate of 5.375% per annum, compounded quarterly during such Extension period; provided that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. Prior to the termination of any such Extension Period, O&M may commence a new Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, O&M may commence a new Extension Period, subject to the above requirements.

                  The Common Securities shall be redeemable as provided in the Declaration.

                  The Common Securities shall be convertible into shares of Common Stock, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock, in the manner and according to the terms set forth in the Declaration.

                               CONVERSION REQUEST


To:      The First National Bank of Chicago
         as Property Trustee of Owens & Minor Trust I

                  The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of Owens & Minor, Inc. (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust dated as of May 13, 1998 (as amended from time to time, the "Declaration"), by G. Gilmer Minor, III, Ann Greer Rector and Richard F. Bozard, as Regular Trustees, First Chicago Delaware Inc., as Delaware Trustee, The First National Bank of Chicago, as Property Trustee, Owens & Minor, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Exhibit C to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Exhibit C to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:  ___________, ____
in whole ________ in part ________


                                              Number of Common Securities to be
                                              converted:

                                              -----------------------

                                              If a name or names other than the
                                              undersigned, please indicate in
                                              the spaces below the name or names
                                              in which the shares of Common
                                              Stock are to be issued, along with
                                              the address or addresses of such
                                              person or persons


                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              Signature (for conversion only)

                                              Please Print or Typewrite Name and
                                              Address, Including Zip Code, and
                                              Social Security or Other
                                              Identifying Number

---------------------------------

---------------------------------

---------------------------------

                                              Signature Guarantee:b
                                                                   -------------

--------------------
b (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     --------------------------
Signature:
          ---------------------

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee:a
                     ----------------------------------------------------------

-------------------------
a (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                       [FORM OF ASSIGNMENT FOR SECURITY OR
                 COMMON STOCK ISSUABLE UPON CONVERSION THEREOF]


For value received ________________________________ hereby sell(s), assign(s)
and transfer(s) unto __________________________________________________
                                             (Please insert social security or
                                             other taxpayer identification
                                             number of assignee.)

the within security and hereby irrevocably constitutes and appoints ______________ attorney to transfer the said security on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Security is being transferred:

          [  ]    To Owens & Minor, Inc. or a subsidiary thereof; or

          [  ]    Pursuant to and in compliance with Rule 144A under the
                  Securities Act of 1933, as amended; or

          [  ]    To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          [  ]    Pursuant to and in compliance with Regulation S under the
                  Securities Act of 1933, as amended; or

          [  ]    Pursuant to and in compliance with Rule 144 under the
                  Securities Act of 1933, as amended;

                  and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

          [  ]    The transferee is an Affiliate of the Company.


Dated:
      ------------------------





Signature(s)

                                              Signature(s) must be guaranteed by
                                              a commercial bank or trust company
                                              or a member firm of a major stock
                                              exchange.

                          -----------------------------
                               Signature Guarantee


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any change whatever.